UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2019

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51485	72-1060618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100 Winter Park, FL		32789
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 333-7440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RUTH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Ruth’s Hospitality Group, Inc. (the “Company”) held on May 21, 2019, the stockholders of the Company voted on: (i) the election of each of the Company’s eight (8) nominees to serve on the Company’s board of directors until the Company’s next annual meeting of stockholders; (ii) an advisory resolution to approve the compensation of the Company’s named executive officers; and (iii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2019.

The results of the voting were as follows:

Election of Directors	Votes For	Votes Against	Abstentions	Broker Non-votes
Michael P. O’Donnell	24,737,793	819,200	31,826	3,151,060
Robin P. Selati	24,280,907	1,266,132	41,780	3,151,060
Giannella Alvarez	25,531,666	11,117	46,036	3,151,060
Mary L. Baglivo	14,102,317	11,440,540	45,962	3,151,060
Carla R. Cooper	24,319,278	1,223,433	46,108	3,151,060
Cheryl J. Henry	25,392,134	160,761	35,924	3,151,060
Stephen M. King	25,524,367	17,129	47,323	3,151,060
Marie L. Perry	25,526,572	16,314	45,933	3,151,060

Accordingly, each of the eight (8) nominees received a majority of votes cast and therefore was elected to serve as a director until the Company’s next annual meeting of stockholders.

	Votes For	Votes Against	Abstentions	Broker Non-votes
Advisory Resolution to Approve Named Executive Officer Compensation	14,706,133	10,050,095	832,591	3,151,060

Accordingly, a majority of votes were cast in favor of the advisory resolution to approve the compensation of the Company’s named executive officers and the advisory resolution was approved.

	Votes For	Votes Against	Abstentions
Ratification of the Appointment of KPMG LLP	27,178,166	1,529,995	31,718

Accordingly, a majority of votes were cast in favor of the proposal, and the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2019 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: May 22, 2019	By:	/s/ Alice G. Givens
Alice G. Givens
Vice President – General Counsel, Chief Compliance Officer and Secretary